Exhibit 99.2

1 NASDAQ: RILY Fourth Quarter 2021 Supplemental Financial Data February 23, 2022

2 2 Reconciliation of U.S. GAAP to Non - GAAP Measures (Unaudited, dollars in thousands) Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Adj. EBITDA and Operating Adj. EBITDA Reconciliation Net income attributable to B. Riley Financial, Inc. $ 171,594 $ 254,656 $ 75,676 $ 50,550 $ 64,172 EBITDA Adjustments: Provision for income taxes 62,060 97,518 19,902 22,693 23,847 Interest expense 16,712 19,786 20,856 25,372 26,441 Interest income (27) (49) (56) (70) (54) Share based payments 4,321 5,526 8,608 9,374 12,503 Depreciation and amortization 4,604 6,759 6,165 6,142 6,805 Gain on extinguishment of loans — — (6,509) — — Transactions related costs and other 1,222 1,285 245 40 4,311 Total EBITDA Adjustments 88,892 130,825 49,211 63,551 73,853 Adjusted EBITDA $ 260,486 $ 385,481 $ 124,887 $ 114,101 $ 138,025 Operating EBITDA Adjustments: Trading income and fair value adjustments on loans (140,160) (266,942) (32,679) (18,197) (68,858) Other investment related expenses 6,461 4,178 (84) 5,187 36,930 Total Operating EBITDA Adjustments (133,699) (262,764) (32,763) (13,010) (31,928) Operating Adjusted EBITDA $ 126,787 $ 122,717 $ 92,124 $ 101,091 $ 106,097

3 3 Operating Income Summary 1. Other investment related expenses. (Unaudited, dollars in thousands) Operating Investment Combined Operating Investment Combined Revenues: Services and fees $ 315,848 - $ 315,848 $ 237,270 - $ 237,270 Trading income and fair value adjustments on loans - 68,858 68,858 - 140,160 140,160 Interest income – loans & securities lending 33,443 - 33,443 30,116 - 30,116 Sale of goods 3,961 - 3,961 2,660 - 2,660 Total revenues $ 353,252 $ 68,858 $ 422,110 $ 270,046 $ 140,160 $ 410,206 Operating expenses: Direct cost of services $ 12,955 - $ 12,955 $ 9,250 - $ 9,250 Cost of goods sold 5,559 - 5,559 1,018 - 1,018 Selling, general and administrative expenses 233,782 36,930 (1) 270,712 130,627 6,461 (1) 137,088 Interest expense – securities lending & loan participations sold 12,362 - 12,362 11,782 - 11,782 Total operating expenses $ 264,658 $ 36,930 $ 301,588 $ 152,677 $ 6,461 $ 159,138 Operating income $ 88,594 $ 31,928 $ 120,522 $ 117,369 $ 133,699 $ 251,068 Three Months Ended December 31, 2021 Three Months Ended December 31, 2020

Quarterly Operating Revenue and Operating Adjusted EBITDA

Operating Revenue and Operating Adjusted EBITDA (1)(3)(5)(6)



Operating Revenue
Operating Adj. EBITDA
$270.0M
$333.2M
$304.1M
$363.3M
$353.3M
$126.8M
$122.7M
$92.1M
$101.1M
$106.1M
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021

Quarterly Revenue and Adjusted EBITDA

(Dollars in thousands)	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021
Operating Revenue [1]	$ 270,046	$ 333,217	$ 304,091	$ 363,325	$ 353,252
Investment Gains [2]	140,160	266,942	32,679	18,197	68,858
Total Revenue	$ 410,206	$ 600,159	$ 336,770	$ 381,522	$ 422,110

	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021
Operating Adjusted EBITDA [3]	$ 126,787	$ 122,717	$ 92,124	$ 101,091	$ 106,097
Investment Adjusted EBITDA [4]	133,699	262,764	32,763	13,010	31,928
Adjusted EBITDA [5][6]	$ 260,486	$ 385,481	$ 124,887	$ 114,101	$ 138,025

1. Operating Revenue is defined as the sum of revenues from (i) Service and Fees, (ii) Interest Income - Loans and Securities Lending and (iii) Sales of Goods.
2. Investment Gains (Loss) is defined as Trading Income (Losses) and Fair Value Adjustments on Loans.
3. Operating Adjusted EBITDA is defined as Adjusted EBITDA excluding (i) Trading Income (Losses) and Fair Value Adjustments on Loans and (ii) other investment related expenses.
4. Investment Adjusted EBITDA is defined as Trading Income (Losses) and Fair Value Adjustments on Loans, less other investment related expenses.
5. Adjusted EBITDA includes earnings before interest, taxes, depreciation, amortization, restructuring costs, share-based payments, gain on extinguishment of loans, impairment of tradenames, and transaction related and other costs.
6. For a reconciliation to GAAP financial measures, please see slide 2.

B RILEY Financial | 4

5 5 Cash and Investments Summary (Dollars in thousands) Dec 31, 2020 Mar 31, 2021 Jun 30, 2021 Sep 30, 2021 Dec 31, 2021 Cash and Cash Equivalents $ 103,602 $ 237,590 $ 297,396 $ 378,205 $ 278,933 Restricted Cash 1,235 8,532 1,335 927 927 Due (to)/from Clearing Brokers, net (6,583) 416,925 424,949 599,715 (39,741) Advances Against Customer Contracts 200 200 200 200 200 Securities and Other Investments Owned Equity Securities 697,288 1,006,019 1,129,217 1,276,191 1,444,474 Corporate Bonds 3,195 41,754 42,912 5,401 7,632 Other Fixed Income Securities 1,913 5,165 3,227 4,436 2,606 Partnership Interests and Other 74,923 113,766 103,417 66,072 77,383 Securities Sold Not Yet Purchased (10,105) (288,058) (272,088) (419,211) (28,623) Loans Receivable, net of Loan Participations Sold 373,373 282,855 265,851 350,762 873,186 Other investments and deposits (1) 59,612 48,881 53,510 43,369 40,187 Noncontrolling interest (2) — (4,326) (11,254) (16,558) (17,785) Total Cash, Net Securities, and Other $1,298,653 $1,869,303 $2,038,672 $2,289,509 $2,639,379 (Dollars in thousands) Dec 31, 2020 Mar 31, 2021 Jun 30, 2021 Sep 30, 2021 Dec 31, 2021 Term Loans $ 74,213 $ 69,543 $ 257,104 $ 252,927 $ 346,385 Revolving Credit Facility — — — 80,000 80,000 Notes Payable 37,967 6,908 357 357 357 Senior Notes Payable, net 870,783 1,139,100 1,213,105 1,362,847 1,606,560 Total Debt 982,963 1,215,551 1,470,566 1,696,131 2,033,302 Total Cash and Investments, Net of Debt $ 315,690 $ 653,752 $ 568,106 $ 593,378 $ 606,077 1. Other investments and investment related deposits reported in prepaid and other assets. 2. Noncontrolling interest related to investments reported in Securities and Other Investments Owned. Debt Summary

6 6 Condensed Consolidated Balance Sheets (Dollars in thousands) December 31, 2021 (Unaudited) December 31, 2020 Cash and cash equivalents $ 278,933 $ 103,602 Restricted cash 927 1,235 Due from clearing brokers 29,657 7,089 Securities and other investments owned, at fair value 1,532,095 777,319 Securities borrowed 2,090,966 765,457 Accounts receivable, net 49,673 40,806 Due from related parties 2,074 986 Loans receivable, at fair value 873,186 390,689 Prepaid expenses and other assets 463,502 93,174 Operating lease right - of - use assets 56,969 48,799 Property and equipment, net 12,870 11,685 Goodwill 250,568 227,046 Other intangible assets, net 207,651 190,745 Deferred tax assets, net 2,848 4,098 Total assets $ 5,851,919 $ 2,662,730 Accounts payable $ 6,326 $ 2,722 Accrued expenses and other liabilities 343,750 173,178 Deferred revenue 69,507 68,651 Deferred tax liabilities, net 93,055 34,248 Due to related parties and partners — 327 Due to clearing brokers 69,398 13,672 Securities sold not yet purchased 28,623 10,105 Securities loaned 2,088,685 759,810 Operating lease liabilities 69,072 60,778 Notes payable 357 37,967 Loan participations sold — 17,316 Revolving credit facility 80,000 — Term loans 346,385 74,213 Senior notes payable, net 1,606,560 870,783 Total liabilities $ 4,801,718 $ 2,123,770 Redeemable noncontrolling interests in equity of subsidiaries 345,000 — Total B. Riley Financial, Inc. stockholders' equity 661,271 512,586 Noncontrolling interests 43,930 26,374 Total equity 705,201 538,960 Total liabilities and equity $ 5,851,919 $ 2,662,730

7 7 Consolidated Statements of Income (Dollars in thousands, except share data) Three Months Ended Twelve Months Ended December 31, December 31, 2021 2020 2021 2020 Unaudited Unaudited Unaudited Revenues: Services and fees $ 315,848 $ 237,270 $ 1,172,957 $ 667,069 Trading income and fair value adjustments on loans 68,858 140,160 386,676 104,018 Interest income - Loans and securities lending 33,443 30,116 122,723 102,499 Sale of goods 3,961 2,660 58,205 29,135 Total revenues 422,110 410,206 1,740,561 902,721 Operating expenses: Direct cost of services 12,955 9,250 54,390 60,451 Cost of goods sold 5,559 1,018 26,953 12,460 Selling, general and administrative expenses 270,712 137,088 906,196 428,537 Restructuring charge — — — 1,557 Impairment of tradenames — — — 12,500 Interest expense - Securities lending and loan participations sold 12,362 11,782 52,631 42,451 Total operating expenses 301,588 159,138 1,040,170 557,956 Operating income 120,522 251,068 700,391 344,765 Other income (expense): Interest income 54 27 229 564 (Loss) gain on extinguishment of loans and other (4,471) — 3,796 — Income (loss) from equity investments 1,629 (478) 2,801 (623) Interest expense (26,441) (16,712) (92,455) (65,249) Income before income taxes 91,293 233,905 614,762 279,457 Provision for income taxes (23,847) (62,060) (163,960) (75,440) Net income 67,446 171,845 450,802 204,017 Net income (loss) attributable to noncontrolling interests 3,274 251 5,748 (1,131) Net income attributable to B. Riley Financial, Inc. $ 64,172 $ 171,594 $ 445,054 $ 205,148 Preferred stock dividends 1,990 1,480 7,457 4,710 Net income available to common shareholders $ 62,182 $ 170,114 $ 437,597 $ 200,438 Basic income per common share $ 2.26 $ 6.72 $ 15.99 $ 7.83 Diluted income per common share $ 2.08 $ 6.55 $ 15.09 $ 7.56 Weighted average basic common shares outstanding 27,569,188 25,331,918 27,366,292 25,607,278 Weighted average diluted common shares outstanding 29,840,704 25,966,501 29,005,602 26,508,397

8 8 Segment Financial Information (Unaudited, dollars in thousands) Three Months Ended December 31, 2021 2020 Capital Markets segment: Revenues - Services and fees $ 143,492 $ 150,098 Trading income and fair value adjustments on loans 67,718 139,750 Interest income - Loans and securities lending 33,443 30,116 Total revenues 244,653 319,964 Selling, general and administrative expenses (113,690) (73,118) Interest expense - Securities lending and loan participations sold (12,362) (11,782) Depreciation and amortization (610) (522) Segment income 117,991 234,542 Wealth Management segment Revenues - Services and fees 103,803 20,851 Trading income and fair value adjustments on loans 1,140 410 Total revenues 104,943 21,261 Selling, general and administrative expenses (96,799) (19,142) Depreciation and amortization (2,088) (459) Segment income 6,056 1,660 Auction and Liquidation segment: Revenues - Services and fees 4,532 13,761 Revenues - Sale of goods 1,186 1,906 Total revenues 5,718 15,667 Direct cost of services (2,977) (4,324) Cost of goods sold (1,097) (406) Selling, general and administrative expenses (4,350) (3,477) Segment (loss) income $ (2,706) $ 7,460 Three Months Ended December 31 , 2021 2020 Financial Consulting segment Revenues - Services and fees $ 27,877 $ 26,480 Selling, general and administrative expenses (21,166) (19,476) Depreciation and amortization (83) (131) Segment income 6,628 6,873 Principal Investments – Communications segment: Revenues - Services and fees 31,096 20,629 Revenues - Sale of goods 2,776 754 Total revenues 33,872 21,383 Direct cost of services (9,978) (4,926) Cost of goods sold (4,462) (612) Selling, general and administrative expenses (10,397) (6,000) Depreciation and amortization (3,189) (2,545) Segment income 5,846 7,300 Brands segment: Revenues - Services and fees 5,047 5,451 Selling, general and administrative expenses (840) (682) Depreciation and amortization (602) (715) Segment income 3,605 4,054 Consolidated operating income from reportable segments $ 137,420 $ 261,889

9 9 Segment Financial Information (Unaudited, dollars in thousands) Twelve Months Ended December 31, 2021 2020 Capital Markets segment: Revenues - Services and fees $ 575,317 $ 339,877 Trading income and fair value adjustments on loans 379,053 103,214 Interest income - Loans and securities lending 122,723 102,499 Total revenues 1,077,093 545,590 Selling, general and administrative expenses (345,455) (198,962) Restructuring charge — (917) Interest expense - Securities lending and loan participations sold (52,631) (42,451) Depreciation and amortization (2,136) (2,386) Segment income 676,871 300,874 Wealth Management segment Revenues - Services and fees 374,361 72,345 Trading income and fair value adjustments on loans 7,623 804 Total revenues 381,984 73,149 Selling, general and administrative expenses (357,130) (68,368) Depreciation and amortization (8,920) (1,880) Segment income 15,934 2,901 Auction and Liquidation segment: Revenues - Services and fees 20,169 63,101 Revenues - Sale of goods 53,348 25,663 Total revenues 73,517 88,764 Direct cost of services (30,719) (40,730) Cost of goods sold (20,675) (9,766) Selling, general and administrative expenses (14,069) (12,357) Restructuring charges — (140) Depreciation and amortization — (2) Segment income $ 8,054 $ 25,769 Twelve Months Ended December 31 , 2021 2020 Financial Consulting segment Revenues - Services and fees $ 94,312 $ 91,622 Selling, general and administrative expenses (77,062) (68,232) Restructuring charge — (500) Depreciation and amortization (356) (347) Segment income 16,894 22,543 Principal Investments – Communications segment: Revenues - Services and fees 88,490 83,666 Revenues - Sale of goods 4,857 3,472 Total revenues 93,347 87,138 Direct cost of services (23,671) (19,721) Cost of goods sold (6,278) (2,694) Selling, general and administrative expenses (25,493) (20,352) Depreciation and amortization (10,747) (11,011) Segment income 27,158 33,360 Brands segment: Revenues - Services and fees 20,308 16,458 Selling, general and administrative expenses (3,178) (2,889) Depreciation and amortization (2,745) (2,858) Impairment of tradenames — (12,500) Segment income (loss) 14,385 (1,789) Consolidated operating income from reportable segments $ 759,296 $ 383,658

10 10 Definition of US GAAP to Non - GAAP Financial Measures Certain of the information set forth herein, including operating revenue, adjusted EBITDA, operating adjusted EBITDA, and investment adjusted EBITDA may be considered non - GAAP financial measures . B . Riley Financial believes this information is useful to investors because it provides a basis for measuring the Company's available capital resources, the operating performance of its business and its revenues and cash flow, (i) excluding in the case of operating revenues, trading income (losses) and fair value adjustments on loans, (ii) excluding in the case of adjusted EBITDA, net interest expense, provisions for or benefit from income taxes, depreciation, amortization, fair value adjustment, restructuring costs, gain on extinguishment of loans, impairment of trade names, stock - based compensation and transaction and other expenses, (iii) excluding in the case of operating adjusted EBITDA, aforementioned adjustments for adjusted EBITDA, as well as trading income (losses) and fair value adjustments on loans, and other investment related expenses, and (iv) in the case of investment adjusted EBITDA this includes trading income (losses) and fair value adjustments on loans, net of other investment related expenses, that would normally be included in the most directly comparable measures calculated and presented in accordance with Generally Accepted Accounting Principles ("GAAP") . In addition, the Company's management uses these non - GAAP financial measures along with the most directly comparable GAAP financial measures in evaluating the Company's operating performance, capital resources and cash flow . Non - GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non - financial measures as reported by the Company may not be comparable to similarly titled amounts reported by other companies .